MINES MANAGEMENT, INC.

Bill of Sale of Equipment

State of Montana
County: Lincoln

IN CONSIDERATION OF the sum of $1,250,000 U.S. Dollars, the receipt of which is acknowledged, Mines Management, Inc. of 905 W Riverside, Suite 311, Spokane, Washington 99201 (the 'Seller') DOES HEREBY SELL AND TRANSFER to Amalgamated Mining Inc. of 9615 37 Ave NW, Edmonton, AB T6E 6V9, Canada (the 'Purchaser'), the following equipment (the 'Equipment'):

Description	Year	Make	Model	Serial #
Sandvik T6 4-yd LHD Loader	2007	Sandvik	Toro 6	T706U168
Sandvik T7 6-yd LHD	2007	Sandvik	Toro 7	T707U422
T40D 35 ton haul/dump truck	2007	Sandvik	Toro 40	T7040335
T40D 35 ton haul truck	2007	Sandvik	Toro 40	T7040327
Axera 7 2-Boom jumbo	2007	Sandvik	Axera 7-240 Cabin	107D10530-1

The Seller warrants that (1) the Seller is the legal owner of the Equipment; (2) the Equipment is free from all liens and encumbrances; and (3) the Seller has full right and authority to sell and transfer the equipment.

The Equipment is being sold in 'as is' condition and the Seller expressly disclaims all warranties, whether expressed or implied, including but not limited to any implied warranty of merchantability or fitness for a particular purpose. Further, the Seller disclaims any warranty as to the condition of the Equipment. The Seller does not assume, or authorize any other person to assume on the behalf of the Seller, any liability in connection with the sale of the Equipment. The Seller's above disclaim of warranty does not, in any way, affect the terms of any applicable warranties from the manufacturer of the Equipment.

The Purchaser has been given the opportunity to inspect the Equipment or to have it inspected and the Purchaser hereby accepts the Equipment in its existing condition. The Purchaser is responsible for shipping charges and assumes all risk of loss or damage during transit from the Montanore Project site near Libby, Montana. This Bill of Sale will be construed in accordance with and governed by the laws of the State of Montana.

IN WITNESS WHEREOF, the parties have executed this Bill of Sale on October 6, 2015.

By: [signature]
Date: 10/7/15
Mines Management, Inc.
(Seller)

By: [signature]
Date: Oct 7/15
Amalgamated Mining Inc.
(Buyer)